Scudder Pennsylvania Tax Free Fund

Semiannual Report
September 30, 1996

Pure No-Load(TM) Funds

For investors seeking double-tax-free income exempt from both Pennsylvania and regular federal income taxes

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents
   2  In Brief

   3  Letter from the Fund's President

   4  Performance Update

   5  Portfolio Summary

   6  Portfolio Management Discussion

   9  Investment Portfolio

  13  Financial Statements

  16  Financial Highlights

  17  Notes to Financial Statements

  21  Officers and Trustees

  22  Investment Products and Services

  23  How to Contact Scudder

                                    In Brief


o As of September 30, 1996, Scudder Pennsylvania Tax Free Fund's 30-day net annualized SEC yield was 5.01%, equivalent to a 8.53% taxable yield for Pennsylvania investors subject to the 41.29% maximum combined federal and state income tax rate.

o For its semiannual period ended September 30, 1996, Scudder Pennsylvania Tax Free Fund posted a total return of 2.77%, compared with the 2.97% average return of 67 similar funds tracked by Lipper Analytical Services.

o Aided by their relatively light supply, municipal bonds outperformed Treasury bonds of comparable maturity during the six-month period.




                     2 - Scudder Pennsylvania Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is intended to enhance the usefulness and readability of the reports. Let us know what you think.

     Despite a mixed and somewhat volatile bond market environment, Scudder Pennsylvania Tax Free Fund posted a positive total return of 2.77% over its most recent semiannual period. And as portfolio managers Donald Carleton and Philip Condon report in the portfolio management discussion that follows, the Fund continues to post a high double tax-free yield by investing in a wide variety of Pennsylvania municipal bonds. In doing so, the Fund attempts to maintain an average maturity in line with that of the Lehman Brothers Municipal Bond Index, but with a superior portfolio structure and the possibility of higher returns. Please read the discussion beginning on page 6 for more information.

     We would also like to take this opportunity to introduce the two newest members of Scudder's family of pure no-load(TM) funds -- Scudder 21st Century Growth Fund and Scudder Classic Growth Fund. Scudder 21st Century Growth Fund seeks long-term growth by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century. Scudder Classic Growth Fund seeks long-term growth by investing primarily in common stocks of medium to large U.S. companies; additionally, it seeks to keep the value of its shares more stable than the typical capital growth mutual fund. For more information on either of these new funds and other Scudder products and services, please see page 22. For questions about Scudder Pennsylvania Tax Free Fund, please call a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/David S. Lee
     David S. Lee
     President,
     Scudder Pennsylvania Tax Free Fund



                     3 - Scudder Pennsylvania Tax Free Fund

PERFORMANCE UPDATE as of SEPTEMBER 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
10/30/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER PENNSYLVANIA TAX FREE FUND
--------------------------------------
1 Year    $10,579     5.79%   5.79%
5 Year    $14,236    42.36%   7.32%
Life of
Fund*     $20,447   104.47%   7.95%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $10,604     6.04%   6.04%
5 Year    $14,323    43.23%   7.44%
Life of
Fund*     $21,340   113.40%   8.46%

*The Fund comenced operations on May 28, 1987.
Index comparisons begin May 31, 1987

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED MONTH SEPTEMBER 30

SCUDDER PENNSYLVANIA TAX FREE FUND
Year            Amount
----------------------
5/31/87        $10,000
'87            $ 9,622
'88            $11,008
'89            $12,058
'90            $12,605
'91            $14,363
'92            $15,864
'93            $18,117
'94            $17,489
'95            $19,328
'96            $20,447

LEHMAN BROTHERS MUNICPAL BOND INDEX
Year            Amount
----------------------
5/31/87        $10,000
'87            $10,038
'88            $11,341
'89            $12,325
'90            $13,163
'91            $14,899
'92            $16,456
'93            $18,553
'94            $18,100
'95            $20,124
'96            $21,340

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30

                       1987*    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $11.30   $12.01   $12.26  $11.98  $12.78  $13.20  $14.06  $12.76  $13.31  $13.32
INCOME DIVIDENDS..   $  .25   $  .76   $  .84  $  .82  $  .80  $  .75  $  .76  $  .74  $  .72  $  .71
CAPITAL GAINS
DISTRIBUTIONS.....   $    -   $  .04   $  .02  $  .01  $  .02  $  .12  $  .18  $  .08  $  .03  $  .04
FUND TOTAL
RETURN (%)........    -3.78    14.41     9.54    4.54   13.94   10.45   14.20   -3.47   10.51    5.79
INDEX TOTAL
RETURN (%)........      .38    12.98     8.68    6.80   13.19   10.45   12.74   -2.44   11.18    6.04


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and life of Fund periods would have been lower.



                     4 - Scudder Pennsylvania Tax Free Fund

PORTFOLIO SUMMARY as of SEPTEMBER 30, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
General Obligations           23%
Hospital/Health               22%
Water/Sewer Revenue           16%
Pollution Control/
Industrial Development         9%
Electric Utility Revenue       6%
Sale Specialty Tax             5%
Housing Finance Authority      4%
Core Cities/Leasing            4%
Resource Recovery              4%
Miscellaneous Municipal        7%
--------------------------------------
                             100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund continues to be broadly diversified, with
investments in more than 10 categories of Pennsylvania municipal bonds.
--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                           72%
AA                             4%
A                              6%
BB                            14%
Not Rated                      4%
--------------------------------------
                             100%
--------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall quality remains high, with 82% of portfolio securities rated A or better.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year               8%
1-5 years                     11%
5-10 years                    32%
10-20 years                   44%
Greater than 20 years          5%
--------------------------------------
                             100%
--------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

To take advantage of opportunities to lock in a substantial income stream over time, we buy and hold noncallable municipal bonds with 15 to 20 year maturities.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 9.

                     5 - Scudder Pennsylvania Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Over two contrasting quarters of municipal bond market performance, Scudder Pennsylvania Tax Free Fund continued to post a high double tax-free yield. On September 30, 1996, the Fund's 30-day net annualized SEC yield was 5.01%, equivalent to a 8.53% taxable yield for shareholders subject to the 41.29% maximum combined state and federal income tax rate. This "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality. During its most recent semiannual period ended September 30, the Fund's shareholders received $0.35 per share of income exempt from federal and Pennsylvania state income taxes.

During a six-month period that saw modest price gains for the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price increased $0.01 to $13.32 per share. The combination of the increase in the Fund's share price and $0.35 in interest income enabled the Fund to post a positive total return of 2.77% over the semiannual period. The Fund's return compares with the 2.97% average total return of similar funds tracked by Lipper Analytical Services.
                                  State Economy
                                 on the Upswing

Continued improvement in Pennsylvania's economy has provided the basis for the commonwealth's fourth consecutive general fund operating surplus. The largest sources of revenue for the general fund are the state's sales tax, income tax, and corporate income tax, which combined to provide 83% of general fund revenues. There was a decline in total tax revenues for the state's 1996 fiscal year stemming from a "pro-business" tax reduction initiated by Governor Ridge's administration. Although the initial effect was a decrease in corporate income tax receipts, the Pennsylvania Budget Office predicts corporate income taxes will be a source of increasing revenue in the future. The commonwealth hopes over time to encourage expansion of existing businesses and to attract new firms.

Pennsylvania's improving economy is causing strong employment growth. This growth, in turn, has translated into the state's lowest unemployment rate since the first half of 1990, 5.1% as of July 1996. Pennsylvania's broad employment base provides diversification for the commonwealth's economy, contributing stability during changing economic cycles. In addition, Pennsylvania residents have a low debt burden -- per capita debt is $418, or 66% of the national average.

                           Economic and Market Review

The U.S. economy continued to grow at a moderate to slow pace during the Fund's most recent semiannual period. The two quarters were mixed in terms of bond market performance; for the second quarter of 1996, the economy picked up some steam as snow from heavy winter storms melted, shoppers returned to retail stores, and hiring increased. In addition, the collapse of the Congressional Republicans' budget initiatives was viewed unfavorably by the bond market. These two factors helped to drive bond yields higher (and prices lower) during the second quarter. Bond yields as well as the economy retreated during the third

                     6 - Scudder Pennsylvania Tax Free Fund
quarter as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high this year, and analysts predicted over a million people would declare bankruptcy in 1996.

Over the past several years, the economy has progressed at a fairly consistent pace, with inflation restrained throughout. The bond market, on the other hand, has been fairly volatile, constantly anticipating far greater changes than the economy has exhibited. Now, after six years of expansion, the U.S. economy may actually be slowing. Consumers appear to be overburdened, retail sales figures were negative during the third quarter, the government's monetary policy is tight by historical standards (with a Fed Funds rate of 5.25%), and business investment is slowing. In recent months, bond yields have fluctuated, but have generally declined in step with this pullback.

For the semiannual period, municipal bonds, which typically exhibit less price volatility than Treasury bonds, held their own, thanks in part to a relatively light supply. While yields of long-term Treasury bonds rose two tenths of a percentage point and prices declined 2.4% during the period, yields of municipal bonds of similar maturity declined two tenths of a percentage point while prices rose 2.9% for the same period. Large numbers of municipal bonds were called or reached maturity during the period, especially in June and July. In September, new municipal issues totaled $10.5 billion, the lowest monthly number in over a year. The municipal market continues to be supported both by retail bond buyers and institutions such as insurance companies.

                              Three-Point Strategy

Our strategy in managing Scudder Pennsylvania Tax Free Fund's portfolio is to buy and hold noncallable intermediate maturity bonds (those with maturities of 15 to 20 years) to take advantage of opportunities to lock in a substantial income stream for the Fund over time. As of September 30, 19% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add some BBB-rated and non-rated bonds to the portfolio. These bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 18% of bonds in these two categories as of September 30. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Lastly, our goal is to have an average effective maturity similar to that of the unmanaged Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure. As of September 30, the Fund's average effective maturity was 10 years.

The Fund's overall quality remains high, with 82% of portfolio securities rated A or better as of September 30. We continue to invest in a broad selection of Pennsylvania municipal bonds, including general obligation, hospital/health, and water/sewer revenue bonds.



                     7 - Scudder Pennsylvania Tax Free Fund

                            An Emphasis on Income and
                             Competitive Performance

The Fund seeks to provide investors with a high level of federal and state tax-exempt income as well as competitive total returns. We pursue the Fund's objective by concentrating on three broad categories of Pennsylvania municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming "callable" existing bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. During the period, we sold bonds with weak call protection in favor of those with better call protection. As of September 30, 57% of bonds the Fund held were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short time.

                               A Further Slowdown?

The U.S. economy is flashing several caution lights. Some companies -- notably fast food outlets and department stores -- are attempting to interest their customers in higher priced items. That these and other companies are even considering raising prices makes us believe that the economy may slow further, because we are confident that the Federal Reserve will raise interest rates at the first signs of any uptick in inflation. Though we believe that any excesses in the U.S. economy would soon be corrected, and that the economy will remain resilient, any further slowdown should benefit the municipal bond market.

Meanwhile, as managers we will retain our focus on noncallable, intermediate-maturity tax-free bonds, because we believe they offer the most attractive balance of return and risk. We will continue to maintain a neutral average maturity for the Fund and pay close attention to credit quality as we pursue double tax-free income and competitive total return for Scudder Pennsylvania Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon

Donald C. Carleton          Philip G. Condon


                     8 - Scudder Pennsylvania Tax Free Fund

                                INVESTMENT PORTFOLIO as of September 30, 1996 (Unaudited)
                                                                                          Principal  Credit     Market
                                                                                         Amount ($) Rating (b) Value ($)
SHORT-TERM MUNICIPAL INVESTMENTS 6.1%
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
Delaware County, PA, Airport Facilities Revenue, United Parcel Service, Daily
  Demand Note, 3.85%, 12/1/15* .......................................................    2,900,000    AAA     2,900,000
Delaware County, PA, Industrial Development Authority, British Petroleum Project,
  Daily Demand Note, 4%, 10/1/19* ....................................................      500,000    A1+       500,000
Pennsylvania Educational Development Financing Authority, Adelphoi Project, Weekly
  Demand Bond, Series 1996E, 3.85%, 8/1/12* ..........................................    1,000,000    A1      1,000,000
Pennsylvania Higher Educational Facilities Authority, Carnegie Institute, Series 1995D
  Daily Demand Note, 4%, 11/1/30* ....................................................      200,000    A1+       200,000
------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (COST $4,600,000)                                                       4,600,000
------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL INVESTMENTS 93.9%
------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA
Allegheny County, PA, Sanitary Authority, Sewer Revenues, Series 1986B,
  7.5%, 12/1/16, prerefunded 6/1/99 (c)*** ...........................................      500,000    AAA       539,250
Armstrong County, PA, Hospital Authority, St. Frances Medical Center, Series A,
  6.25%, 6/1/13 (c) ..................................................................    1,000,000    AAA     1,040,620
Berks County, PA, Municipal Authority Hospital Revenue, Reading Hospital and
  Medical Center Project:
  5.5%, 10/1/08 (c) ..................................................................    2,000,000    AAA     2,019,260
  5.7%, 10/1/14 (c) ..................................................................    1,000,000    AAA     1,006,050
Bethlehem, PA, Water Authority, Refunding:
  4.875%, 11/15/14 (c) ...............................................................    1,000,000    AAA       906,410
  Series 1992, 6.25%, 11/15/11, prerefunded 11/15/01 (c)*** ..........................    1,000,000    AAA     1,073,090
Blair County, PA, Hospital Authority, Altoona Hospital Project, 5.5%, 7/1/07 (c) .....    1,000,000    AAA     1,016,960
Bucks County, PA, Water and Sewer Authority Revenue, ETM, 6.375%, 12/1/08** ..........      425,000    NR        452,468
Clearfield, PA, Hospital Authority Revenue, Clearfield Hospital, 6.875%, 6/1/16 ......    1,450,000    BBB     1,471,054
Commonwealth of Pennsylvania, Certificate of Participation, Lease Revenue:
  Series A, 5%, 7/1/15 (c) ...........................................................    1,000,000    AAA       917,750
  Series A, 5.25%, 7/1/10 (c) ........................................................    1,890,000    AAA     1,830,484
Delaware County Authority, Commonwealth of Pennsylvania, University Revenue,
  Villanova University, 7.75%, 8/1/18, prerefunded 8/1/98*** .........................      200,000    AAA       216,010
Delaware County, PA, Health Facilities Revenue, Mercy Health Corporation of
  Southeastern Pennsylvania, Series B, 6%, 11/15/07 ..................................    1,500,000    BBB     1,477,545
Delaware County, PA, Hospital Revenue, Memorial Hospital, 5.5%, 8/15/13 ..............    1,750,000    AAA     1,714,108
Delaware County, Pennsylvania, White Horse Village, Series 1996A, 6.6%, 7/1/06 .......    1,000,000    NR        998,370

    The accompanying notes are an integral part of the financial statements.

                     9 - Scudder Pennsylvania Tax Free Fund

                                                                                          Principal  Credit     Market
                                                                                         Amount ($) Rating (b) Value ($)
------------------------------------------------------------------------------------------------------------------------
Erie County, PA, Prison Authority, Commonwealth Lease Revenue, 6.25%, 11/1/11,
  prerefunded 11/1/01 (c)*** .........................................................    1,000,000    AAA     1,072,620
Erie, PA, Higher Education Building Authority, College Revenue, Mercyhurst College
  Project, 5.75%, 3/15/20 ............................................................    1,000,000    BBB       903,650
Harrisburg, PA, Water Authority Revenue, Series 1993B, Inverse Floater,
  7.92%, 6/18/15 (c)**** .............................................................    1,000,000    AAA       976,250
Indiana County, PA, Industrial Development Authority, Pennsylvania Electric Company,
  Pollution Control Revenue, 5.35%, 11/1/10 (c) ......................................    1,000,000    AAA       989,430
Lebanon County, PA, Good Samaritan Hospital Authority Revenue, Series 1989B,
  8.25%, 11/1/18, prerefunded 11/1/99*** .............................................      600,000    AAA       672,732
Lehigh County, PA, Hospital Revenue, Healtheast, Series B, 9%, 7/1/15,
  prerefunded 7/1/97*** ..............................................................      200,000    AAA       211,370
Montgomery County, PA, Holy Redeemer Hospital, 6.75%, 2/1/09 (c) .....................      500,000    AAA       522,050
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue
  Refunding, KBF Associates, LP Project, 6.375%, 7/1/12 ..............................    1,500,000    BBB     1,485,870
Pennsylvania Convention Center Authority, Funding Revenue, 6%, 9/1/09 (c) ............    2,200,000    AAA     2,290,068
Pennsylvania Economical Development Financing Authority, Resource Recovery Revenue
  Series 1994D, 7.125%, 12/1/15 ......................................................    2,700,000    BBB     2,823,795
Pennsylvania General Obligation:
  10%, 4/15/02 (c) ...................................................................    2,500,000    AAA     3,123,150
  6.25%, 7/1/10 ......................................................................    1,000,000    AA      1,078,630
  Zero Coupon, 12/15/02, prerefunded 12/15/98*** .....................................    2,040,000    AAA     1,359,395
Pennsylvania Higher Education Facilities Authority, Health Services Series 1996A,
  5.6%, 11/15/10 (c) .................................................................    2,480,000    AAA     2,499,592
Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue:
  Series 1991-32, 7.15%, 4/1/15 ......................................................      900,000    AA        955,143
  Series 1992-33, 6.85%, 10/1/09 .....................................................      840,000    AA        893,567
Pennsylvania Industrial Authority, Economic Development Revenue Series 1996,
  6%, 7/1/08 (c) .....................................................................    1,000,000    AAA     1,062,360
Pennsylvania Industrial Development Authority, Economic Development Revenue,
  5.8%, 1/1/08 (c) ...................................................................    1,000,000    AAA     1,042,220
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue,
  City of Philadelphia, 6.8%, 6/15/12, prerefunded 6/15/02*** ........................    1,000,000    AAA     1,103,980
Philadelphia, PA, General Obligation:
  11.5%, 8/1/98 (c) ..................................................................      500,000    AAA       563,315
  Refunding Revenue, Series A, 11.5%, 8/1/99 (c) .....................................      710,000    AAA       839,603
  School District, Series A 6.25%, 9/1/09 (c) ........................................    1,000,000    AAA     1,078,270
Philadelphia, PA, Airport Revenue, Philadelphia Airport System, 9%, 6/15/15 ..........      100,000    BBB       102,418

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Pennsylvania Tax Free Fund

                                                                                           Principal  Credit     Market
                                                                                          Amount ($) Rating (b) Value ($)
-------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA, Gas Works Revenue, Series A, 7.3%, 7/1/99, prerefunded 7/1/97*** ....     1,000,000    AAA    1,044,380
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Hospital Revenue:
  Children's Seashore House, Series A, 7%, 8/15/12 ....................................     1,000,000    A      1,060,650
  Graduate Health System Obligation Group, 6.625%, 7/1/21 .............................       500,000    BBB      486,605
  Albert Einstein Medical Center, 7.5%, 4/1/99 ........................................       775,000    A        796,491
Philadelphia, PA, Hospital and Higher Education Facilities Authority,
  Temple University Hospital, Series 1993A, 6.625%, 11/15/23 ..........................     1,100,000    BBB    1,125,190
Philadelphia, PA, Municipal Authority, Lease Revenue Refunding, Series A,
  5.625%, 11/15/14 (c) ................................................................     1,000,000    AAA      990,400
Philadelphia, PA, Water & Wastewater Refunding Revenue, 5.625%, 6/15/09 (c) ...........     2,000,000    AAA    2,039,880
Philadelphia, PA, Water Revenue, 6.25%, 8/1/10 (c) ....................................     1,000,000    AAA    1,078,960
Philadelphia, PA, Port Authority Lease Revenue, Series 1993, 6.2%, 9/1/13 (c) .........     2,000,000    AAA    2,041,280
Pittsburgh, PA, General Obligation, Series 1993A, 5.5%, 9/1/14 (c) ....................     1,500,000    AAA    1,496,535
Pittsburgh, PA, Water and Sewer System Revenue:
  ETM, 7.25%, 9/1/14 (c)** ............................................................       150,000    AAA      173,277
  Series A, 6.5%, 9/1/14, prerefunded 9/1/01(c)*** ....................................     1,250,000    AAA    1,371,688
  Series A, 4.75%, 9/1/16 (c) .........................................................     2,000,000    AAA    1,762,380
Pottsville, PA, Hospital Authority, Warne Clinic, 7.25%, 7/1/24 .......................     1,000,000    BBB    1,030,830
Somerset County, PA, General Authority, Commonwealth Lease Revenue, 6.25%,
  10/15/11, prerefunded 10/15/01 (c)*** ...............................................     1,000,000    AAA    1,072,080
Union County, PA, Higher Education Facilities Authority, University Revenue, Bucknell
  University, 6.2%, 4/1/07 (c) ........................................................     1,000,000    AAA    1,052,410
University Area, PA, Sewer Revenue, 5.25%, 11/1/14 (c) ................................     1,750,000    AAA    1,696,293
Washington County, PA, Lease Revenue, Shadyside Hospital Project, 7.375%,
  12/15/09 prerefunded 6/15/00 (c) ....................................................     1,000,000    AAA    1,120,330
York County, PA, Resource Recovery Solid Waste Authority, General Obligation,
  Series C, 8.2%, 12/1/14 .............................................................       315,000    A        334,134
PUERTO RICO
Puerto Rico Electric Power Authority, Power Revenue Refunding, Series N, Zero Coupon,
  7/1/03 (c) ..........................................................................     1,500,000    AAA    1,086,030
Puerto Rico, General Obligation, Public Improvement Refunding, 5.4%, 7/1/07 ...........     1,500,000    A      1,492,620
Puerto Rico Public Building Authority, Government Facilities Revenue, 6.25%, 7/1/13 (c)     1,000,000    AAA    1,085,900
VIRGIN ISLANDS
Virgin Islands Public Finance Authority, General Obligation, Matching Fund Loan Notes,
  Series A, 7.25%, 10/1/18 ............................................................     1,500,000    NR     1,602,630
-------------------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (COST $68,724,623)                                                       71,369,880
-------------------------------------------------------------------------------------------------------------------------
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (COST $73,324,623)(a)                                                      75,969,880
-------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Pennsylvania Tax Free Fund

--------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $73,324,623. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $2,645,257. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,949,299 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $304,042.

 (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

 (c)   Bond is insured by one of these companies: AMBAC, FGIC or MBIA.

   * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

  ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

 *** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

**** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1996.


    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Pennsylvania Tax Free Fund

                             FINANCAIAL STATEMENTS

                                   Statement of Assets and Liabilities
                                  as of September 30, 1996 (Unaudited)
ASSETS
---------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $73,324,623) (Note A) ..................    $75,969,880
          Cash ...........................................................................          1,537
          Receivable on investments sold .................................................        100,000
          Interest receivable ............................................................      1,258,448
          Receivable on Fund shares sold .................................................         39,676
          Other assets ...................................................................             99
                                                                                              -----------
          Total assets ...................................................................     77,369,640

LIABILITIES
---------------------------------------------------------------------------------------------------------
          Payable for Investments purchased ..............................................    $ 1,059,824
          Dividends payable ..............................................................        123,442
          Payable for Fund shares redeemed ...............................................        417,328
          Accrued management fee (Note C) ................................................          8,920
          Other accrued expenses (Note C) ................................................         45,856
                                                                                              -----------
          Total liabilities ..............................................................      1,655,370
          -----------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE ....................................................    $75,714,270
          -----------------------------------------------------------------------------------------------

NET ASSETS
---------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Unrealized appreciation on investments .........................................    $ 2,645,257
          Accumulated net realized gain ..................................................        115,081
          Shares of beneficial interest ..................................................         56,829
          Additional paid-in capital .....................................................     72,897,103
          -----------------------------------------------------------------------------------------------
          NET ASSETS, AT MARKET VALUE ....................................................    $75,714,270
          -----------------------------------------------------------------------------------------------

NET ASSET VALUE
---------------------------------------------------------------------------------------------------------
          NET ASSET VALUE, offering and redemption price per share ($75,714,270 /
            5,682,910 outstanding shares of beneficial interest, $.01 par value, unlimited    -----------
            number of shares authorized) .................................................         $13.32
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Pennsylvania Tax Free Fund

                                Statement of Operations
                    six months ended September 30, 1996 (Unaudited)
INVESTMENT INCOME
-------------------------------------------------------------------------------------
          Income:
          Interest ...................................................     $2,181,695
                                                                           ----------

          Expenses:
          Management fee (Note C) ....................................        224,423
          Services to shareholders (Note C) ..........................         42,784
          Custodian and accounting fees (Note C) .....................         30,417
          Trustees' fees and expenses (Note C) .......................          8,543
          Auditing ...................................................         16,100
          Reports to shareholders ....................................         13,118
          Registration fees ..........................................          3,022
          Legal ......................................................          3,352
          Other ......................................................          2,765
                                                                           ----------
          Total expenses before reductions ...........................        344,524
          Expense reductions (Note C) ................................       (156,974)
                                                                           ----------
          Expenses, net ..............................................        187,550
          ---------------------------------------------------------------------------
          Net investment income ......................................      1,994,145
          ---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------------------
          Net realized gain from investment transactions .............         85,347
          Net unrealized depreciation on investments during the period        (10,167)
                                                                           ----------
          Net gain on investments ....................................         75,180
          ---------------------------------------------------------------------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......     $2,069,325
          ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Pennsylvania Tax Free Fund

                                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  SIX MONTHS
                                                                                     ENDED
                                                                                 SEPTEMBER 30,     YEAR ENDED
                                                                                     1996           MARCH 31,
                                                                                  (UNAUDITED)        1996
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
          Operations:
          Net investment income .............................................     $ 1,994,145     $  4,007,114
          Net realized gain from investment transactions ....................          85,347          268,513
          Net unrealized appreciation (depreciation) on investments during
            the period ......................................................         (10,167)       1,138,390
                                                                                  -----------     ------------
          Net increase in net assets resulting from operations ..............       2,069,325        5,414,017
                                                                                  -----------     ------------
          Distributions to shareholders:
          From net investment income ........................................      (1,994,145)      (4,007,114)
                                                                                  -----------     ------------
          From net realized gains from investment transactions ..............              --         (406,975)
                                                                                  -----------     ------------
          Fund share transactions:
          Proceeds from shares sold .........................................       5,569,718       13,628,858
          Net asset value of shares issued to shareholders in reinvestment of
            distributions ...................................................       1,231,934        2,848,989
          Cost of shares redeemed ...........................................      (6,680,796)     (14,251,658)
                                                                                  -----------     ------------
          Net increase in net assets from Fund share transactions ...........         120,856        2,226,189
                                                                                  -----------     ------------
          INCREASE IN NET ASSETS ............................................         196,036        3,226,117
          Net assets at beginning of period .................................      75,518,234       72,292,117
                                                                                  -----------     ------------
          NET ASSETS AT END OF PERIOD .......................................     $75,714,270     $ 75,518,234
                                                                                  -----------     ------------
OTHER INFORMATION
--------------------------------------------------------------------------------------------------------------
          INCREASE (DECREASE) IN FUND SHARES
          Shares outstanding at beginning of period .........................       5,674,116        5,507,084
                                                                                  -----------     ------------
          Shares sold .......................................................         421,292        1,013,230
          Shares issued to shareholders in reinvestment of distributions ....          93,063          212,399
          Shares redeemed ...................................................        (505,561)      (1,058,597)
                                                                                  -----------     ------------
          Net increase (decrease) in Fund shares ............................           8,794          167,032
                                                                                  -----------     ------------
          Shares outstanding at end of period ...............................       5,682,910        5,674,116
                                                                                  -----------     ------------

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Pennsylvania Tax Free Fund

                              FINANCIAL HIGHLIGHTS

The following table included selected data for a share outstanding throughout each period and other performance information derived from the financial statements.
                                                                                                                      FOR THE PERIOD
                                        SIX MONTHS                                                                     MAY 28, 1987
                                           ENDED                                                                      (COMMENCEMENT
                                        SEPTEMBER 30,                            YEARS ENDED MARCH 31,                OF OPERATIONS)
                                           1996                                                                         TO MARCH 31,
                                        (UNAUDITED)     1996    1995    1994    1993    1992    1991    1990    1989       1988
------------------------------------------------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
Net asset value, beginning of period ..   $13.31       $13.13  $13.01  $13.46  $12.80  $12.35  $12.27  $12.08  $11.80     $12.00
                                          ------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income .................      .35          .71     .73     .75     .76     .77     .82     .84     .79        .65
Net realized and unrealized gain (loss)
  on investment transactions ..........      .01          .25     .15    (.36)    .87     .52     .08     .20     .40       (.26)
                                          ------------------------------------------------------------------------------------------
Total from investment operations ......      .36          .96     .88     .39    1.63    1.29     .90    1.04    1.19        .39
                                          ------------------------------------------------------------------------------------------
Less distributions:
From net investment income ............     (.35)        (.71)   (.73)   (.75)   (.76)   (.77)   (.82)   (.84)   (.85)      (.59)

From net realized gains on
  investment transactions .............       --         (.07)   (.03)   (.09)   (.21)   (.07)     --    (.01)   (.06)        --
                                          ------------------------------------------------------------------------------------------
Total distributions ...................     (.35)        (.78)   (.76)   (.84)   (.97)   (.84)   (.82)   (.85)   (.91)      (.59)
                                          ------------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------------
Net asset value, end of period ........   $13.32       $13.31  $13.13  $13.01  $13.46  $12.80  $12.35  $12.27  $12.08     $11.80
                                          ------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (a) ..................     2.77**       7.45    7.09    2.70   13.19   10.70    7.58    8.75   11.00       3.39**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period  ($ millions)       76           76      72      74      61      39      26      18      11          5

Ratio of operating expenses,
  net to average daily net assets (%) .      .50*         .50     .50     .50     .50     .50     .50     .50     .50        .50*

Ratio of operating expenses before
  expense reductions, to average daily
  net assets (%) ......................      .92*         .91     .94     .95    1.02    1.13    1.43    1.84    2.43       5.75*
Ratio of net investment income to
  average daily net assets (%) ........     5.32*        5.30    5.74    5.42    5.79    6.05    6.67    6.78    7.09       7.16*
Portfolio turnover rate (%) ...........     10.3*        11.1    26.2    17.4    29.2    11.2     7.8     2.0    13.5       97.6*

(a) Total returns are higher due to maintenance of the Fund's expenses.
 *  Annualized
**  Not annualized




                     16 - Scudder Pennsylvania Tax Free Fund

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                       A. Significant Accounting Policies

Scudder Pennsylvania Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1996, purchases and sales of municipal securities (excluding short-term investments) aggregated $7,313,321 and $8,069,728, respectively.



                     17 - Scudder Pennsylvania Tax Free Fund

                               C. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997, and during such period to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. For the six months ended September 30, 1996, the Adviser imposed fees amounting to $67,449 and the portion not imposed amounted to $156,974.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SCC aggregated $30,209, of which $4,993 is unpaid at September 30, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1996, the amount charged to the Fund by SFAC aggregated $18,000, of which $3,000 is unpaid at September 30, 1996.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1996, Trustees' fees charged to the Fund aggregated $8,543.



                     18 - Scudder Pennsylvania Tax Free Fund

                      This Page intentionally left blank.





                    19 - Scudder Pennsylvania Tax Free Fund

                      This Page intentionally left blank.





                     20 - Scudder Pennsylvania Tax Free Fund

                              Officers and Trustees

David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
Trustee

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Coleen Downs Dinneen*
Assistant Secretary

* Scudder, Stevens & Clark, Inc.

                     21 - Scudder Pennsylvania Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
  Scudder Cash Investment Trust
  Scudder U.S. Treasury Money Fund

Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*

Tax Free+
  Scudder California Tax Free Fund*
  Scudder High Yield Tax Free Fund
  Scudder Limited Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder Massachusetts Limited Term
    Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder Medium Term Tax Free Fund
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*

Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund

Income
  Scudder Emerging Markets Income Fund
  Scudder Global Bond Fund
  Scudder GNMA Fund
  Scudder High Yield Bond Fund
  Scudder Income Fund
  Scudder International Bond Fund
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund

Growth
  Scudder Capital Growth Fund
  Scudder Classic Growth Fund
  Scudder Development Fund
  Scudder Emerging Markets Growth Fund
  Scudder Global Discovery Fund
  Scudder Global Fund
  Scudder Gold Fund
  Scudder Greater Europe Growth Fund
  Scudder International Fund
  Scudder Latin America Fund
  Scudder Micro Cap Fund
  Scudder Pacific Opportunities Fund
  Scudder Quality Growth Fund
  Scudder Small Company Value Fund
  Scudder 21st Century Growth Fund
  Scudder Value Fund
  The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
IRAs
Keogh Plans
Scudder Horizon Plan*+++ (a variable annuity)
401(k) Plans
403(b) Plans
SEP-IRAs
Profit Sharing and Money Purchase
  Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The First Iberian Fund, Inc.
The Korea Fund, Inc.
The Latin America Dollar Income Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder New Asia Fund, Inc.
Scudder New Europe Fund, Inc.
Scudder World Income  Opportunities
  Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
Scudder Institutional Fund, Inc.
Scudder Fund, Inc.
Scudder Treasurers Trust(TM)++

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


                     22 - Scudder Pennsylvania Tax Free Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------

                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------

                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------

                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------

                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------

                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                     23 - Scudder Pennsylvania Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER (logo)